UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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The Cheescake Factory Incorporated
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Your Vote Counts THE CHEESECAKE FACTORY INCORPORATED 2021 Annual Meeting Vote by May 26, 2021 11:59 PM ET THE CHEESECAKE FACTORY INCORPORATED ATTN:STACY FEIT 26901 MALIBU HILLS ROAD CALABASAS HILLS, CA 91301You invested in THE CHEESECAKE FACTORY INCORPORATED and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 27, 2021. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 13, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number May 27, 2021 10:00 AM PDT Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/CAKE2021

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	David Overton	For
1B	Edie A. Ames	For
1C	Alexander L. Cappello	For
1D	Jerome I. Kransdorf	For
1E	Janice L. Meyer	For
1F	Laurence B. Mindel	For
1G	David B. Pittaway	For
1H	Herbert Simon	For
2.	To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2021, ending December 28, 2021.	For
3.	To approve, on a non-binding, advisory basis, the compensation of the Company's Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.	For
4.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of shares of common stock in excess of the applicable ownership limitation upon the conversion of our Series A preferred stock.	For

NOTE: In addition, to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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